                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (SEC file no. 333-07786 and SEC file no. 333-09516) of Zindart Limited and the related prospectuses of our report dated June 11, 2001, with respect to the consolidated financial statements of Zindart Limited in this Form 10-K for the fiscal year ended March 31, 2001.


/s/ ARTHUR ANDERSEN & CO


Hong Kong
June 11, 2001